SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, DC 20549

                                FORM 8-K/A

                              CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act


                     Date of Report: December 27, 2004
                     (Date of Earliest Event Reported)



                         SPINDLETOP OIL & GAS CO.
          (Exact name of registrant as specified in its charter)


             Texas                     0-18774               75-2063001
(State or other jurisdiction of (Commission File No.) (IRS Employer or ID #) incorporation or organization)

                     12850 Spurling Rd, Suite 200
                         Dallas, Texas  75230
                 (Address of principal executive offices)

                              (972) 644-2581
         (Registrant's telephone number, including area code)


                          331 Melrose, Suite 102
                         Richardson, Texas  75080
       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions


___ Written communications pursuant to rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





This Current Report on Form 8-K/A is intended to amend and restate in its entirety Item 2.01 and Item 2.03 of the Company's Current Report on Form 8-K dated December 27, 2004 to ensure that the information contained in the report is true, accurate and complete as of the date of the filing of this Current Report on Form 8-K/A, March 14, 2005.


Section 2 - Financial Information

Item 2.01.  Completion of Acquisition or Disposition of Assets

On December 27, 2004, Spindletop Oil & Gas Co. ("the Company") entered into an "Assignment of Contract" as Assignee, with Giant Energy Corp as "Assignor" whereby the Company acquired the rights of the Assignor in the Assignor's Contract dated September 30, 2004 between the Assignor as Purchaser, and Jose Montemayor, Receiver for Colonial Casualty Insurance Company as Seller. The Contract is a customary real estate purchase contract. On the same date, the Company closed such contract and acquired a small office building. The property acquired is a two story multi-tenant, garden office building with a sub-grade parking garage. The 20 year old building contains approximately 46,286 rentable square feet and sits on a 1.4919 acre block of land situated in north Dallas, Texas in close proximity to hotels, restaurants and shopping areas (The Galleria/Valley View Mall) with easy access to Interstate Highway 635 (LBJ Freeway) and Dallas Parkway (North Dallas Toll Way). The Company intends to occupy approximately 8,668 square feet of the building as its primary office headquarters, and to lease the remaining space in the building to non-related third party commercial tenants at prevailing market rates.

The office building and associated land were acquired for a purchase price of $2,038,000. The principal followed in determining the purchase price was an arms length negotiation between a willing buyer and a willing seller. The office building was purchased from a receiver in liquidation. A bank required appraisal valued the property at $3,100,000, and the negotiated purchase price was representative of the low occupancy rate of 42% at the date of acquisition. The purchase price was funded with $238,000 of the Company's cash, and a loan from JPMorgan Chase Bank NA in the amount of $1,800,000.

Giant Energy Corp. is a Texas corporation owned 100% by Chris G. Mazzini, the President and Chairman of the Board of Directors of Spindletop Oil and Gas Company, and a majority owner of the stock of the Company.


Item 2.03.  Creation of a Direct Financial Obligation

On December 27, 2004, the Company as the borrower entered into a Business
Loan Agreement ("the Loan") with JPMorgan Chase Bank, NA ("the Lender") in the amount of $1,800,000.00, the proceeds to be used in the acquisition of the office building and related property described in Section 2, Item 2.01 above. Terms of the Loan require repayment in 180 monthly payments consisting of $10,000 principal plus all accrued unpaid interest due at the end of each payment date. The Loan has a variable annual interest rate based upon an index which is the Treasury Securities Rate for a term of seven years plus 2.20%. The interest rate is subject to change on the first day of each seven year anniversary after the date of the note based on the Index then in effect.

                                      - 2 -
As of the date of the Loan, the annual interest rate was 6.11%.


The Loan may be prepaid in whole or in part, subject to a prepayment penalty if paid in full more than six calendar months prior to its maturity date. In such an event, the prepayment premium will be equal to the prepaid principal multiplied by 1.0%, further multiplied by the number of full years plus one for any additional part of a year between the prepayment date and the earlier of (i) the next scheduled rate change date, or (ii) the maturity date. In no event will the prepayment percentage exceed 5% of the prepaid principal.

The Loan is secured by the building and related property. In addition, the Loan has been guaranteed by Giant Energy Corp. and by Chris G. Mazzini and Michelle H. Mazzini, related parties. Giant Energy Corp. owns approximately 78.8553% of the outstanding common stock of the Borrower. Mr. Mazzini owns 100% of the common stock of Giant Energy Corp., and approximately 0.5167% of the Borrower's common stock individually.


Section 8 - Other Events

Item 8.01.  Other Events

Effective March 7, 2005, the Company moved its principal executive offices from 331 Melrose Dr., Suite 102, Richardson, Texas 75080, to its new corporate headquarters at One Spindletop Centre, located at 12850 Spurling Rd, Suite 200, Dallas, Texas 75230. The Company's telephone and telefax numbers will remain as 972-644-2581 and 972-907-2266 respectively.


Section 9 - Financial Information

Item 9.01.  Financial Statements and Exhibits

It was impracticable to provide the following items in the Company's Current Report on Form 8-K dated December 27, 2004 which are included in this Current Report on Form 8-K/A.

The Company acquired the property described in Item 2.01 above from a receiver for Colonial Casualty Insurance Company, in liquidation (the "Insurance Company"). The property in question had been the principal offices of the Insurance Company, and a portion is leased (or sub-leased) to others. The Insurance Company is not a related party, the material factors considered by the Registrant in acquiring the property are described above, and after reasonable inquiry, the Registrant is not aware of any material factors relating to the property other than those discussed below that would cause reported financial information not to be indicative of future operating results. The Insurance Company did not provide and has not provided audited financial statements with respect to the building, its occupancy, its revenue, its expenses or other information for any period. The information set forth below has been gathered by the Company from sources the Company deems reliable, but there can be no assurance given that any future rents or occupancy rates or expense (including but not limited to utility rates, ad valorem tax rates, maintenance expenses and capital improvements) will bear any relationship to the information set forth below. As the Company intends to occupy part of the

                                   - 3 -

property in question, that part will not be available to generate rental revenue from other parties. On the basis of the lack of prior information, the Company has attempted to determine information from other sources and is unable to provide an audit opinion of an independent registered public accounting firm to cover such information.

            Statements of Revenue and Direct Operating Expenses
           Building Located at 12850 Spurling Rd., Dallas, Texas
              For the Years Ended December 31, 2003 and 2004

       Prepared from certain accounts of the receiver without audit.

                                                         2003          2004
                                                     ----------    ----------
Revenues:
   Rent Income                                       $  479,000    $  270,000
                                                     ----------    ----------
      Total Revenues                                    479,000       270,000
                                                     ----------    ----------
Expenses:
   Building Utilities                                   111,000       112,000
   Building Taxes                                        86,000        88,000
   Building Maintenance                                  66,000        73,000
   Building Insurance                                    20,000        15,000
   Property Management                                   25,000         9,000
   Other Building Expenses                               10,000         3,000
                                                     ----------    ----------

      Total Expenses                                    318,000       300,000
                                                     ----------    ----------

Net Income (Loss)                                    $  161,000    $  (30,000)
                                                     ==========    ==========






















                                   - 4 -

                         SPINDLETOP OIL & GAS CO.
         UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                   For the Year Ended December 31, 2003

                                     For the
                                   Year Ended                      Pro Forma
                                  December 31,                      For the
                                      2003                         Year Ended
                                   Spindletop         Pro Forma   December 31,
                                  Oil & Gas Co.      Adjustments       2003
                                    (Audited)        (Unaudited)   (Unaudited)
                                  ------------      ------------  ------------
Revenues:
   Oil and gas income             $  3,100,000               -    $  3,100,000
   Real estate income                      -    (a)      479,000       479,000
   Other income                        358,000               -         358,000
                                  ------------      ------------  ------------
      Total revenues                 3,458,000           479,000     3,937,000
                                  ------------      ------------  ------------

Expenses:
   Lease operations                  1,237,000               -       1,237,000
   Real estate operating expenses          -    (b)      318,000       318,000
   Depreciation and amortization       331,000  (c)       51,000       382,000
   General and administration          646,000               -         646,000
   Interest expense                      3,000  (d)      110,000       113,000
   Other expenses                       30,000               -          30,000
                                  ------------      ------------  ------------
      Total expenses                 2,247,000           479,000     2,726,000
                                  ------------      ------------  ------------

Income before income taxes           1,211,000               -       1,211,000

Income tax provision                   224,000  (e)          -         224,000
                                  ------------      ------------  ------------

Net income (loss)                 $    987,000      $        -    $    987,000
                                  ============      ============  ============

Earnings per share of Common Stock
   Basic                                  0.13               -            0.13
                                  ============      ============  ============

   Diluted                                0.13               -            0.13
                                  ============      ============  ============

Weighted average shares outstanding
   Basic                             7,640,074         7,640,074     7,640,074
                                  ============      ============  ============
   Diluted                           7,751,444         7,751,444     7,751,444
                                  ============      ============  ============




                                   - 5 -
Pro Forma Adjustments:

The accompanying unaudited pro forma statements of operations reflect the following adjustments:

(a) To adjust total real estate rental revenue from the acquisition of the commercial office building. Rent income for the 12 months ended December 31, 2003 as posted in the detailed general ledger sheets are shown in the above
statement.   Rent rolls obtained from the receiver were matched with the rent income to determine the appropriateness of the amounts recorded.

(b) To adjust for operating expenses associated with the acquisition of the commercial office building. Expenses for the 12 months ended December 31, 2003 as posted in the detailed general ledger sheets are shown in the above statement.

(c) To adjust depreciation expense as the result of the acquisition of the commercial office building. A straight-line depreciation rate of 39 years was used to calculate depreciation expense.

(d) To adjust interest expense for the loan associated with the acquisition of the commercial office building. The interest rate of the loan is at 6.11% per annum, and a full year's interest was calculated.

(e) To adjust the provision for federal income taxes for the effect of the acquisition of the commercial office building. The corporate tax rate of 34% was the incremental tax rate applied to the income (loss) provided by the adjustment to the Company's overall income tax provision.




























                                   - 6 -

                         SPINDLETOP OIL & GAS CO.
         UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                   For the Nine Months Ended September 30, 2004

                                  For the Nine
                                  Months Ended                      Pro Forma
                                  September 30,                   For the Nine
                                      2004                        Months Ended
                                   Spindletop         Pro Forma   September 30,
                                  Oil & Gas Co.      Adjustments      2004
                                   (Unaudited)       (Unaudited)   (Unaudited)
                                  ------------      ------------  ------------
Revenues:
   Oil and gas income             $  2,896,000               -    $  2,896,000
   Real estate income                      -    (a)      212,000       212,000
   Other income                        305,000               -         305,000
                                  ------------      ------------  ------------

      Total revenues                 3,201,000           212,000     3,413,000
                                  ------------      ------------  ------------

Expenses:
   Lease operations                    889,000               -         889,000
   Real estate operating expenses          -    (b)      160,000       160,000
   Depreciation and amortization       277,000  (c)       38,000       315,000
   General and administration          563,000               -         563,000
   Interest expense                        -    (d)       82,000        82,000
   Other expenses                       23,000               -          23,000
                                  ------------      ------------  ------------

      Total expenses                 1,752,000           280,000     2,032,000
                                  ------------      ------------  ------------

Income before income taxes           1,449,000           (68,000)    1,381,000

Income tax provision                   284,000  (e)      (23,000)      261,000
                                  ------------      ------------  ------------

Net income (loss)                 $  1,165,000      $    (45,000) $  1,120,000
                                  ============      ============  ============

Earnings per share of  Common Stock
   Basic                                  0.15             (0.01)         0.14
                                  ============      ============  ============
   Diluted                                0.15             (0.01)         0.14
                                  ============      ============  ============
Weighted average shares outstanding
   Basic                             7,677,471         7,677,471     7,677,471
                                  ============      ============  ============
   Diluted                           7,710,591         7,710,591     7,710,591
                                  ============      ============  ============




                                   - 7 -
Pro Forma Adjustments:

The accompanying unaudited pro forma statements of operations reflect the following adjustments:

(a) To adjust total real estate rental revenue from the acquisition of the commercial office building. Rent income for the 9 months ended September 30, 2004 as posted in the detailed general ledger sheets are shown in the above statement. Rent rolls obtained from the receiver were matched with the rent income to determine the appropriateness of the amounts recorded.

(b) To adjust for operating expenses associated with the acquisition of the commercial office building. Expenses for the 9 months ended September 30, 2004 as posted in the detailed general ledger sheets are shown in the above statement.

(c) To adjust depreciation expense as the result of the acquisition of the commercial office building. A straight-line depreciation rate of 39 years was used to calculate depreciation expense.

(d) To adjust interest expense for the loan associated with the acquisition of the commercial office building. The interest rate of the loan is at 6.11% per annum, and nine month's interest was calculated.

(e) To adjust the provision for federal income taxes for the effect of the acquisition of the commercial office building. The corporate tax rate of 34% was the incremental tax rate applied to the income (loss) provided by the adjustment to the Company's overall income tax provision.




























                                   - 8 -
                                Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SPINDLETOP OIL & GAS CO.
                                            (Registrant)


Date:  March 11, 2005                  By: /s/ Chris G. Mazzini
                                           Chris G. Mazzini
                                           President, Principal
                                           Executive Officer



Date:  March 11, 2005                  By: /s/ Robert E. Corbin
                                           Robert E. Corbin
                                           Controller, Principal
                                           Financial Officer

































                                   - 9 -